EXHIBIT 99.1

    All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                 Preliminary Structural and Collateral Term Sheet  June 16, 2005
--------------------------------------------------------------------------------

                                  $594,218,000
                                  (Approximate)
                          GSAA Home Equity Trust 2005-8
                     GS Mortgage Securities Corp., Depositor
                            Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                            Expected
               Approximate                   Credit                            Estimated     Principal
                Principal     Certificate   Support     Initial Pass-Through   Avg. Life      Payment         S&P/Moody's
Certificates    Balance(1)       Type         (2)             Rate (3)         (yrs) (4)   Window (4)(5)    Expected Ratings
----------------------------------------------------------------------------------------------------------------------------
    A-1        $159,755,000       Sr            9.10%       LIBOR + [ ]%            1.00   07/05 - 09/07        AAA/Aaa
    A-2         $48,442,000       Sr            9.10%       LIBOR + [ ]%            3.00   09/07 - 07/09        AAA/Aaa
    A-3         $55,732,000       Sr            9.10%       LIBOR + [ ]%            5.65   07/09 - 11/11        AAA/Aaa
    A-4        $256,500,000       Sr           18.19%       LIBOR + [ ]%            2.35   07/05 - 11/11        AAA/Aaa
    A-5         $28,500,000       Sr            9.10%       LIBOR + [ ]%            2.35   07/05 - 11/11        AAA/Aaa
    M-1         $20,230,000       Sub           5.75%       LIBOR + [ ]%            4.45   09/08 - 11/11         AA/Aa2
    M-2          $4,831,000       Sub           4.95%       LIBOR + [ ]%            4.41   08/08 - 11/11         AA/Aa3
    M-3          $7,850,000       Sub           3.65%       LIBOR + [ ]%            4.41   08/08 - 11/11         A+/A2
    M-4          $3,321,000       Sub           3.10%       LIBOR + [ ]%            4.41   08/08 - 11/11          A/A3
    B-1          $3,019,000       Sub           2.60%       LIBOR + [ ]%            4.38   07/08 - 11/11        A-/Baa1
    B-2          $3,019,000       Sub           2.10%       LIBOR + [ ]%            4.34   07/08 - 11/11       BBB+/Baa2
    B-3          $3,019,000       Sub           1.60%       LIBOR + [ ]%            4.18   07/08 - 06/11        BBB/Baa3
----------------------------------------------------------------------------------------------------------------------------
   Total       $594,218,000
----------------------------------------------------------------------------------------------------------------------------

Overview of the Non-offered Certificates
----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    B-4          $4,529,000       Sub           0.85%           [ ]%                3.77   07/08 - 09/10        BB/Ba2
------------------------------------------------------------------------------------------------------------------------------------

(1) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-Off Date.
(2)   Fully funded overcollateralization of approximately 0.85%.
(3) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the pass-through rates of the Offered Certificates.
(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(5) The stated final maturity date for the certificates is the Distribution Date in June 2035.


Selected Mortgage Pool Data (6)
-------------------------------

--------------------------------------------------------------------------
                                                              Aggregate
--------------------------------------------------------------------------
Scheduled Principal Balance:                                 $606,691,708
Number of Mortgage Loans:                                           2,161
Average Scheduled Principal Balance:                             $280,746
Interest Only Loans:                                               89.50%
Weighted Average Gross Coupon:                                     6.284%
Weighted Average Net Coupon(7):                                    6.032%
Weighted Average FICO Score:                                          709
Weighted Average Original LTV Ratio:                               77.79%
Weighted Average Stated Remaining Term (months):                      359
Weighted Average Seasoning (months):                                    1
Weighted Average Months to Roll:                                       42
Weighted Average Gross Margin:                                      2.51%
Weighted Average Initial Rate Cap:                                  4.71%
Weighted Average Periodic Rate Cap:                                 1.24%
Weighted Average Gross Maximum Lifetime Rate:                      12.00%
--------------------------------------------------------------------------

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o As of the Statistical Calculation Date, the mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by GreenPoint Mortgage Funding, Inc. ("GreenPoint") (75.82%) and Countrywide Home Loans, Inc. ("Countrywide") (24.18%).

o As of the Statistical Calculation Date, the mortgage loans will be serviced by GreenPoint (75.82%) and Countrywide Home Loans Servicing, LP (24.18%).

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of 0.85%, excess spread and mortgage insurance.

o This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all LIBOR Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $593,851,000, a term of 46 months beginning on the first Distribution Date, and the trust fund will receive a payment under the corridor contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date with an upper collar of 10%. (See Appendix A for Interest Rate Corridor details).

o None of the Mortgage Loans are classified as a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, as amended or any other applicable state, federal or local law, or secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0508 and on Bloomberg as GSAA 05-8.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:                       June 29, 2005

Cut-off Date:                                June 1, 2005

Statistical Calculation Date:                May 1, 2005

Expected Pricing Date:                       On or before June 17, 2005

First Distribution Date:                     July 25, 2005


Key Terms
---------

Offered Certificates:

                                             Class A, Class M, Class B-1, Class
                                             B-2, and Class B-3 Certificates

Non-Offered  Certificates:                   Class B-4 Certificates

LIBOR Certificates:                          Class A, Class M, Class B-1, Class
                                             B-2, and Class B-3 Certificates

Principal Certificates:                      Class A, Class M and Class B
                                             Certificates

Class A Certificates:                        Class A-1, Class A-2, Class A-3,
                                             Class A-4 and Class A-5
                                             Certificates

Class M Certificates:                        Class M-1, Class M-2, Class M-3,
                                             and Class M-4 Certificates

Class B Certificates:                        Class B-1, Class B-2, Class B-3,
                                             and Class B-4 Certificates

Class R Certificates:                        Class R-1 and Class R-2
                                             Certificates

Depositor:                                   GS Mortgage Securities Corp.

Subordinate Certificates:                    Class M and Class B Certificates

Underwriter:                                 Goldman, Sachs & Co.

Servicers:                                   GreenPoint and Countrywide

Trustee:                                     Deutsche Bank National Trust
                                             Company

Custodians:                                  Deutsche Bank National Trust
                                             Company


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Rate Corridor Provider:             Goldman Sachs Capital Markets L.P.,
                                             as the cap provider. The short term
                                             unsecured debt obligations of the
                                             guarantor of the cap provider, The
                                             Goldman Sachs Group, Inc., are
                                             rated "P-1" by Moody's, "A-1" by
                                             S&P, and "F1+" by Fitch. The long
                                             term unsecured debt obligations of
                                             the guarantor of the cap provider
                                             are rated "Aa3" by Moody's, "A+" by
                                             S&P, and "AA-" by Fitch.

Interest Rate Corridor:                      This transaction will have a
                                             one-month LIBOR interest rate
                                             corridor available to pay Basis
                                             Risk Carry forward Amounts on all
                                             the LIBOR Certificates. The
                                             Interest Rate Corridor will have an
                                             initial notional amount of
                                             $593,851,000, for a term of 46
                                             months beginning on the first
                                             distribution date.

Servicing Fee:                               25.0 bps; with respect to the
                                             Countrywide Mortgage Loans,
                                             increasing to 37.5 bps after the
                                             initial interest rate adjustment
                                             date.

Distribution Date:                           25th day of the month or the next
                                             Business Day

Record Date:                                 For any Distribution Date, the last
                                             Business Day of the Interest
                                             Accrual Period

Delay Days:                                  0 day delay on the Offered
                                             Certificates

                                             24 days on the Non-Offered
                                             Certificates

Prepayment Period:                           The calendar month prior to the
                                             Distribution Date

Due Period:                                  The period commencing on the second
                                             day of the calendar month preceding
                                             the month in which the Distribution
                                             Date occurs and ending on the first
                                             day of the calendar month in which
                                             Distribution Date occurs.

Day Count:                                   Actual/360 basis for the LIBOR
                                             Certificates and 30/360 basis for
                                             the Non-Offered Certificates.

Interest Accrual Period:                     For the LIBOR Certificates, from
                                             the prior Distribution Date to the
                                             day prior to the current
                                             Distribution Date except for the
                                             initial accrual period for which
                                             interest will accrue from the
                                             Closing Date. For the Non-Offered
                                             Certificates, the calendar month
                                             immediately preceding the then
                                             current Distribution Date.

Pricing Prepayment Assumption:               30% CPR

Excess Spread:                               The initial weighted average net
                                             coupon of the mortgage pool will be
                                             greater than the interest payments
                                             on the Principal Certificates,
                                             resulting in excess cash flow
                                             calculated in the following manner
                                             based on the collateral as of the
                                             Cut-Off Date.

                                             Initial Gross WAC (1):                                                 6.2827%

                                                Less Fees & Expenses (2):                                           0.2517%
                                                                                                            -----------------------
                                             Net WAC (1):                                                           6.0310%

                                                Less Initial Principal Certificate Coupon (Approx.)(1)(3):          3.4929%
                                                                                                            -----------------------
                                             Initial Excess Spread (1):                                             2.5381%

                                             (1)    This amount will vary on
                                                    each distribution date based
                                                    on changes to the weighted
                                                    average interest rate on the
                                                    Mortgage Loans as well as
                                                    any changes in day count.
                                             (2)    Includes the Servicing Fee
                                                    and any lender-paid mortgage
                                                    insurance.
                                             (3)    Assumes 1-month LIBOR equal
                                                    to 3.2400%, initial
                                                    marketing spreads and a
                                                    30-day month. This amount
                                                    will vary on each
                                                    distribution date based on
                                                    changes to the weighted
                                                    average pass-through rates
                                                    on the Principal
                                                    Certificates as well as any
                                                    changes in day count.

Servicer Advancing:                          Yes as to principal and interest,
                                             subject to recoverability.

Compensating Interest:                       Each Servicer shall provide
                                             Compensating Interest equal to the
                                             lesser of (A) the aggregate of the
                                             prepayment interest shortfalls on
                                             the Mortgage Loans for the related
                                             Distribution Date resulting from
                                             voluntary principal prepayments on
                                             the Mortgage Loans during the
                                             related Prepayment Period and (B)
                                             half of its aggregate Servicing Fee
                                             received for the related
                                             Distribution Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Optional Clean-up Call:                      The transaction has a 10% optional
                                             clean-up call.

Rating Agencies:                             Standard & Poor's Ratings Services
                                             and Moody's Investors Service, Inc.

Minimum Denomination:                        $50,000 with regard to each of the
                                             Offered Certificates.

Legal Investment:                            It is anticipated that Class A-1,
                                             Class A-2, Class A-3, Class A-4,
                                             Class A-5, Class M-1, Class M-2,
                                             Class R-1 and Class R-2
                                             Certificates will be SMMEA
                                             eligible.

ERISA Eligible:                              Underwriter's exemption is expected
                                             to apply to the Offered
                                             Certificates. However, prospective
                                             purchasers should consult their own
                                             counsel.

Tax Treatment:                               All Principal Certificates
                                             represent REMIC regular interests
                                             and, to a limited extent, interests
                                             in certain basis risk interest
                                             carryover payments pursuant to the
                                             payment priorities in the
                                             transaction; the trustee will treat
                                             this interest in certain basis risk
                                             interest carryover payments for tax
                                             purposes as a position in an
                                             interest rate cap contract. The
                                             Class R-1 and Class R-2
                                             Certificates each represent the
                                             residual interest in a REMIC.

Prospectus:                                  The Offered Certificates will be
                                             offered pursuant to a prospectus
                                             supplemented by a prospectus
                                             supplement (together, the
                                             "Prospectus"). Complete information
                                             with respect to the Offered
                                             Certificates and the collateral
                                             securing them will be contained in
                                             the Prospectus. The information
                                             herein is qualified in its entirety
                                             by the information appearing in the
                                             Prospectus. To the extent that the
                                             information herein is inconsistent
                                             with the Prospectus, the Prospectus
                                             shall govern in all respects. Sales
                                             of the Offered Certificates may not
                                             be consummated unless the purchaser
                                             has received the Prospectus.

                                             PLEASE SEE "RISK FACTORS" IN THE
                                             PROSPECTUS FOR A DESCRIPTION OF
                                             INFORMATION THAT SHOULD BE
                                             CONSIDERED IN CONNECTION WITH AN
                                             INVESTMENT IN THE OFFERED
                                             CERTIFICATES.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Principal Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the section "Principal Distributions on the Principal Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates, the Class R Certificates and the Non-Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates and Non-Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap. Interest will be paid monthly on the Non-Offered Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the pass-through rate attributable to the WAC Cap will be carried forward with interest at the applicable pass-through rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Principal Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.85% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.70% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date substantially all of the Mortgage Loans with original LTVs greater than 80% are covered by borrower and/or lender paid mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in July 2008; and
(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 18.20%.

-------------------------------------------------------------------------------------------------------------------------
           Class                           Initial Subordination Percentage            Step-Down Date Percentage
-------------------------------------------------------------------------------------------------------------------------
             A                                           9.10%                                  18.20%
-------------------------------------------------------------------------------------------------------------------------
            M-1                                          5.75%                                  11.50%
-------------------------------------------------------------------------------------------------------------------------
            M-2                                          4.95%                                   9.90%
-------------------------------------------------------------------------------------------------------------------------
            M-3                                          3.65%                                   7.30%
-------------------------------------------------------------------------------------------------------------------------
            M-4                                          3.10%                                   6.20%
-------------------------------------------------------------------------------------------------------------------------
            B-1                                          2.60%                                   5.20%
-------------------------------------------------------------------------------------------------------------------------
            B-2                                          2.10%                                   4.20%
-------------------------------------------------------------------------------------------------------------------------
            B-3                                          1.60%                                   3.20%
-------------------------------------------------------------------------------------------------------------------------
            B-4                                          0.85%                                   1.70%
-------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 33% of the prior period's Credit Enhancement Percentage for the Class A Certificates to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

------------------------------------------------------------------------------------------------------------------------------
                Distribution Date                                      Cumulative Realized Loss Percentage:
------------------------------------------------------------------------------------------------------------------------------
              July 2007 - June 2008                 0.500% for the first month, plus an additional 1/12th of 0.500% for each month thereafter
------------------------------------------------------------------------------------------------------------------------------
              July 2008 - June 2009                 1.000% for the first month, plus an additional 1/12th of 0.500% for each month thereafter
------------------------------------------------------------------------------------------------------------------------------
              July 2009 - June 2010                 1.500% for the first month, plus an additional 1/12th of 0.250% for each month thereafter
------------------------------------------------------------------------------------------------------------------------------
              July 2010 - June 2011                 1.750% for the first month, plus an additional 1/12th of 0.050% for each month thereafter
------------------------------------------------------------------------------------------------------------------------------
             July 2011 and thereafter                                                 1.800%
------------------------------------------------------------------------------------------------------------------------------

Sequential Trigger Event. A Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds 1.00%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates other than the Class B-4 Certificates will increase to 1.5 times the margin at issuance, and the Pass-Through Rate on the Class B-4 Certificates will increase by 0.50% per annum.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-4 Pass-Through Rate. The Class A-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-5 Pass-Through Rate. The Class A-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% (increasing by 0.500% after the first distribution date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the related Servicing Fee and any lender-paid mortgage insurance (calculated on an actual/360 day basis with respect to the LIBOR Certificates and on a 30/360 day basis with respect to the Non-Offered Certificates).

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

Class A, Class M and Class B Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class A, Class M and Class B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable pass-through rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable pass-through rate (without regard to the WAC Cap). In the event any Class A, Class M or Class B Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Interest Distributions on the Principal Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i) from the Interest Remittance Amount, pro rata (based on the accrued and unpaid interest distributable to each class of the Class A Certificates), to each class of the Class A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class A Certificates from prior Distribution Dates;


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest; and

      (iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Principal Certificates and the Class R Certificates. On each Distribution Date (a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(a) first concurrently to the Class R-1 and Class R-2 Certificates, until their respective Class Certificate Balances have been reduced to zero, and second, concurrently, and allocated pro rata based on the Certificate Principal Balances of the Class A-1, Class A-2 and Class A-3 Certificates, in the case of clause (i) below, and on the Certificate Principal Balances of the Class A-4 and Class A-5 Certificates in the case of clause (ii) below,

      (i) to the Class A-1, Class A-2 and Class A-3 Certificates, sequentially, in ascending numerical order, the Principal Distribution Amount, until their respective certificate principal balances have been reduced to zero, and

      (ii) to the Class A-4 and Class A-5 Certificates, allocated pro rata among these Certificates, until their certificate principal balances has been reduced to zero, with the exception that if a Sequential Trigger Event is in effect, principal distributions to the Class A-4 and Class A-5 Certificates will be allocated first to the Class A-4 Certificates, until their certificate principal balance has been reduced to zero, and then to the Class A-5 Certificates, until their certificate principal balance has been reduced to zero.

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (b) will be distributed in the following order of priority:

      (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until their respective certificate principal balances have been reduced to zero, and

      (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until their respective certificate principal balances have been reduced to zero.

      On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a) Concurrently, and allocated pro rata based on the Certificate Principal Balances of the Class A-1, Class A-2 and Class A-3 Certificates, in the case of clause (i) below, and on the Certificate Principal Balances of the Class A-4 and Class A-5 Certificates in the case of clause (ii) below,

      (i) to the Class A-1, Class A-2 and Class A-3 Certificates, sequentially, in ascending numerical order, the lesser of the portion of the Principal Distribution Amount and the Class A Principal Distribution Amount (based on their respective Certificate Principal Balances), until their respective certificate principal balances have been reduced to zero, and

      (ii) to the Class A-4 and Class A-5 Certificates, allocated pro rata among these Certificates, the lesser of the portion of the Principal Distribution Amount and the Class A Principal Distribution Amount (based on their respective Certificate Principal Balances), until their respective certificate principal balances have been reduced to zero.

b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (i) to the Class M Certificates, sequentially, in ascending numerical order, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their respective certificate principal balance of such class has been reduced to zero,

      (ii) to the Class B Certificates, sequentially, in ascending numerical order, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their respective certificate principal balance of such class has been reduced to zero,

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata, based on their respective class certificate balances, except that if a Sequential Trigger Event is in effect, any principal distributions allocated to the Class A-4 and Class A-5 certificates are required to be allocated first to the Class A-4 certificates until their Class Certificate Balance has been reduced to zero and then to the Class A-5 certificates until their Class Certificate Balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

      (iii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates, any Class A-4 Basis Risk Carry Forward Amount to the Class A-4 Certificates, any Class A-5 Basis Risk Carry Forward Amount to the Class A-5 Certificates, pro rata based on their respective certificate principal balances,

      (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, any Basis Risk Carry Forward Amounts for such classes,

      (v) (A) from any available Interest Rate Corridor payments, concurrently and pro rata (based on their respective Certificate Principal Balance immediately prior to such distribution date) to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates up to their respective unpaid Basis Risk Carry Forward Amount (provided that, if for any distribution date, after the allocation of the remaining unpaid Basis Risk Carry Forward Amounts to the Class A Certificates, the remaining unpaid Basis Risk Carry Forward Amount for any of the Class A Certificates is reduced to zero, any amount of remaining unpaid Basis Risk Carry Forward Amount that would have been allocated to that Class A Certificate for that Distribution Date will instead be allocated, pro rata, based on their respective remaining unpaid Basis Risk Carry Forward Amounts, to the other Class A Certificates to the extent the other Class A Certificates have any remaining unpaid Basis Risk Carry Forward Amounts), (B) from any remaining Interest Rate Corridor payments, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) to the extent remaining, to the excess cashflow certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of the Class A Certificates.

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee and any lender-paid mortgage insurance.

Accrued Certificate Interest. For any Distribution Date and each class of Principal Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the Offered Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the related Servicer on or prior to the related determination date or advanced by the related Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under "Interest Distributions on the Principal Certificates" and "Principal Distributions on the Principal Certificates and the Class R Certificates" above.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less the Servicing Fee and any lender-paid mortgage insurance) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered and Non-Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 81.80%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 88.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 90.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 92.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 93.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 94.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 95.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 96.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (H) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (I) the Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 98.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1) (2)
-------------------------------------------------

 Product       No Penalty    1-12 Months   13-24 Months   25-36 Months   37-48 Months   49-60 Months      Total
-----------   ------------   -----------   ------------   ------------   ------------   ------------   ------------
10 Year ARM     $1,602,540      $650,000             $0       $456,000             $0             $0     $2,708,540
2 Year ARM     $10,393,905            $0             $0     $6,116,935       $355,000       $161,100    $17,026,940
3 Year ARM    $303,547,357    $6,390,078        $24,182   $102,242,768     $2,926,812     $3,368,033   $418,499,230
5 Year ARM    $136,507,712    $9,170,199             $0    $20,021,152       $224,800     $1,414,935   $167,338,798
7 Year ARM        $701,500            $0             $0       $416,700             $0             $0     $1,118,200
-----------   ------------   -----------   ------------   ------------   ------------   ------------   ------------
TOTAL(2)      $452,753,015   $16,210,277        $24,182   $129,253,554     $3,506,612     $4,944,068   $606,691,708
===========   ============   ===========   ============   ============   ============     ==========   ============


 Product      No Penalty    1-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
-----------  ------------   ------------   -------------   -------------   -------------   -------------
10 Year ARM         0.26%          0.11%           0.00%           0.08%           0.00%           0.00%
2 Year ARM          1.71%          0.00%           0.00%           1.01%           0.06%           0.03%
3 Year ARM         50.03%          1.05%           0.00%          16.85%           0.48%           0.56%
5 Year ARM         22.50%          1.51%           0.00%           3.30%           0.04%           0.23%
7 Year ARM          0.12%          0.00%           0.00%           0.07%           0.00%           0.00%
-----------   ----------    -----------    ------------    ------------    ------------    ------------
TOTAL(2)           74.63%          2.67%           0.00%          21.30%           0.58%           0.81%
===========   ==========    ===========    ============    ============    ============    ============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2)   Columns may not add up due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o All forward curves - 1-month, 6-month, 1 year forward LIBOR are as of close on June 6, 2005

o     33% loss severity, 100% advancing of principal and interest

o     There is a 6-month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     All Offered Certificates are priced at par

o Based on preliminary spreads and balances and collateral as of the Statistical Calculation Date rolled one month at 6% CPR

------------------------------------------------------------------------------------------------------------------------------------
                                                     First Dollar of Loss               Libor Flat                    0% Return
------------------------------------------------------------------------------------------------------------------------------------
     Class M-1        CDR (%)                                       13.26                         13.39                        14.53
                      Yield (%)                                    4.5138                        4.0874                       0.0389
                      WAL (years)                                    4.74                          4.74                         4.53
                      Modified Duration                              4.25                          4.25                         4.25
                      Principal Window                      Mar10 - Mar10                 Mar10 - Mar10                Feb10 - Feb10
                      Principal Writedown               26,925.11 (0.13%)            474,895.12 (2.35%)        4,153,508.51 (20.54%)
                      Total Collat Loss             50,318,116.36 (8.34%)         50,737,496.93 (8.41%)        54,063,712.67 (8.96%)
------------------------------------------------------------------------------------------------------------------------------------
     Class M-2        CDR (%)                                       11.79                         11.81                        12.12
                      Yield (%)                                    4.4444                        4.1699                       0.0467
                      WAL (years)                                    4.91                          4.91                         4.78
                      Modified Duration                              4.38                          4.38                         4.37
                      Principal Window                      May10 - May10                 May10 - May10                Apr10 - Apr10
                      Principal Writedown               35,378.67 (0.73%)            107,117.21 (2.22%)        1,053,190.31 (21.81%)
                      Total Collat Loss             45,994,770.30 (7.62%)         46,062,086.08 (7.63%)        46,848,031.41 (7.76%)
------------------------------------------------------------------------------------------------------------------------------------
     Class M-3        CDR (%)                                        9.56                          9.63                        10.07
                      Yield (%)                                    4.7205                        4.1242                       0.0765
                      WAL (years)                                    5.16                          5.15                         4.96
                      Modified Duration                              4.55                          4.56                         4.55
                      Principal Window                      Aug10 - Aug10                 Aug10 - Aug10                Jul10 - Jul10
                      Principal Writedown               15,251.01 (0.19%)            282,264.67 (3.60%)        1,831,696.13 (23.35%)
                      Total Collat Loss             38,900,482.44 (6.45%)         39,151,729.46 (6.49%)        40,515,440.27 (6.71%)
------------------------------------------------------------------------------------------------------------------------------------
     Class M-4        CDR (%)                                        8.67                          8.70                         8.88
                      Yield (%)                                    4.7904                        4.1878                       0.0693
                      WAL (years)                                    5.24                          5.24                         5.17
                      Modified Duration                              4.61                          4.62                         4.67
                      Principal Window                      Sep10 - Sep10                 Sep10 - Sep10                Sep10 - Sep10
                      Principal Writedown                3,646.54 (0.11%)            120,440.84 (3.63%)          819,992.65 (24.71%)
                      Total Collat Loss             35,848,190.75 (5.94%)         35,958,778.94 (5.96%)        36,620,499.07 (6.07%)
------------------------------------------------------------------------------------------------------------------------------------
     Class B-1        CDR (%)                                        7.89                          7.93                         8.09
                      Yield (%)                                    5.1871                        4.2930                       0.1661
                      WAL (years)                                    5.32                          5.32                         5.23
                      Modified Duration                              4.61                          4.62                         4.66
                      Principal Window                      Oct10 - Oct10                 Oct10 - Oct10                Oct10 - Oct10
                      Principal Writedown               24,780.38 (0.82%)            184,339.09 (6.11%)          820,863.42 (27.21%)
                      Total Collat Loss             33,107,837.56 (5.49%)         33,258,807.56 (5.51%)        33,861,098.47 (5.61%)
------------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

------------------------------------------------------------------------------------------------------------------------------------
                                                     First Dollar of Loss               Libor Flat                    0% Return
------------------------------------------------------------------------------------------------------------------------------------
     Class B-2        CDR (%)                                        7.13                          7.17                         7.33
                      Yield (%)                                    5.2096                        4.3045                       0.0855
                      WAL (years)                                    5.41                          5.40                         5.28
                      Modified Duration                              4.66                          4.67                         4.71
                      Principal Window                      Nov10 - Nov10                 Nov10 - Nov10                Nov10 - Nov10
                      Principal Writedown               40,865.78 (1.35%)            204,555.85 (6.78%)          857,727.27 (28.43%)
                      Total Collat Loss             30,358,480.21 (5.03%)         30,513,049.34 (5.06%)        31,129,677.52 (5.16%)
------------------------------------------------------------------------------------------------------------------------------------
     Class B-3        CDR (%)                                        6.40                          6.46                         6.61
                      Yield (%)                                    5.6707                        4.2441                       0.0212
                      WAL (years)                                    5.49                          5.47                         5.31
                      Modified Duration                              4.65                          4.66                         4.70
                      Principal Window                      Dec10 - Dec10                 Dec10 - Dec10                Dec10 - Dec10
                      Principal Writedown               42,404.69 (1.41%)           302,084.47 (10.01%)          944,096.32 (31.29%)
                      Total Collat Loss             27,642,577.76 (4.58%)         27,879,788.67 (4.62%)        28,471,134.36 (4.72%)
------------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Available Funds Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR, six-month LIBOR and one-year LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table. The information in the table is as of the Statistical Calculation Date.


Distribution                  Available      Effective      Distribution                  Available      Effective
   Period      Distribution   Funds Cap   Available Funds      Period      Distribution   Funds Cap   Available Funds
  (months)         Date          (%)          Cap (%)         (months)         Date          (%)          Cap (%)
------------   ------------   ---------   ---------------   ------------   ------------   ---------   ---------------
     1          25-Jul-05       7.02959          10.00000       48          25-Jun-09      10.12676          10.12676
     2          25-Aug-05       5.89753          10.00000       49          25-Jul-09      10.46764          10.46764
     3          25-Sep-05       5.89937          10.00000       50          25-Aug-09      10.13329          10.13329
     4          25-Oct-05       6.09798          10.00000       51          25-Sep-09      10.13669          10.13669
     5          25-Nov-05       5.90323          10.00000       52          25-Oct-09      10.47821          10.47821
     6          25-Dec-05       6.10209          10.00000       53          25-Nov-09      10.14381          10.14381
     7          25-Jan-06       5.90734          10.00000       54          25-Dec-09      10.48577          10.48577
     8          25-Feb-06       5.90949          10.00000       55          25-Jan-10      10.15135          10.15135
     9          25-Mar-06       6.54511          10.00000       56          25-Feb-10      10.15615          10.15615
    10          25-Apr-06       5.91400          10.00000       57          25-Mar-10      11.32331          11.32331
    11          25-May-06       6.11357          10.00000       58          25-Apr-10      10.28394          10.28394
    12          25-Jun-06       5.91879          10.00000       59          25-May-10      11.29205          11.29205
    13          25-Jul-06       6.11868          10.00000       60          25-Jun-10      11.69836          11.69836
    14          25-Aug-06       5.92390          10.00000       61          25-Jul-10      12.09297          12.09297
    15          25-Sep-06       5.92658          10.00000       62          25-Aug-10      11.70754          11.70754
    16          25-Oct-06       6.12698          10.00000       63          25-Sep-10      11.71233          11.71233
    17          25-Nov-06       5.93219          10.00000       64          25-Oct-10      12.11376          12.11376
    18          25-Dec-06       6.13296          10.00000       65          25-Nov-10      11.73686          11.73686
    19          25-Jan-07       5.93816          10.00000       66          25-Dec-10      12.14111          12.14111
    20          25-Feb-07       5.94129          10.00000       67          25-Jan-11      11.76248          11.76248
    21          25-Mar-07       6.58143          10.00000       68          25-Feb-11      11.77592          11.77592
    22          25-Apr-07       5.94785          10.00000       69          25-Mar-11      13.05299          13.05299
    23          25-May-07       6.15011          10.00000       70          25-Apr-11      11.80413          11.80413
    24          25-Jun-07       6.03904          10.00000       71          25-May-11      12.21290          12.21290
    25          25-Jul-07       6.24423          10.00000       72          25-Jun-11      11.83423          11.83423
    26          25-Aug-07       6.04668          10.00000       73          25-Jul-11      12.24503          12.24503
    27          25-Sep-07       6.05068          10.00000       74          25-Aug-11      11.86635          11.86635
    28          25-Oct-07       6.25664          10.00000       75          25-Sep-11      11.88321          11.88321
    29          25-Nov-07       6.05923          10.00000       76          25-Oct-11      12.29733          12.29733
    30          25-Dec-07       6.29481          10.00000       77          25-Nov-11      11.91865          11.91865
    31          25-Jan-08       6.09634          10.00000       78          25-Dec-11      12.33517          12.33517
    32          25-Feb-08       6.25977          10.00000       79          25-Jan-12      11.95650          11.95650
    33          25-Mar-08       6.76674          10.00000       80          25-Feb-12      11.97639          11.97639
    34          25-Apr-08       6.36748          10.00000       81          25-Mar-12      12.82432          12.82432
    35          25-May-08       9.67685          10.00000       82          25-Apr-12      12.01821          12.01821
    36          25-Jun-08       9.41499          10.00000       83          25-May-12      12.44687          12.44687
    37          25-Jul-08       9.73969          10.00000       84          25-Jun-12      12.07247          12.07247
    38          25-Aug-08       9.34737          10.00000       85          25-Jul-12      12.49921          12.49921
    39          25-Sep-08       9.35993          10.00000       86          25-Aug-12      12.12036          12.12036
    40          25-Oct-08       9.67834          10.00000       87          25-Sep-12      12.14555          12.14555
    41          25-Nov-08       9.92832          10.00000       88          25-Oct-12      12.57735          12.57735
    42          25-Dec-08      10.28843          10.28843       89          25-Nov-12      12.19861          12.19861
    43          25-Jan-09       9.95935          10.00000       90          25-Dec-12      12.63409          12.63409
    44          25-Feb-09       9.96231          10.00000       91          25-Jan-13      12.25545          12.25545
    45          25-Mar-09      11.03302          11.03302       92          25-Feb-13      12.28539          12.28539
    46          25-Apr-09       9.96838          10.00000       93          25-Mar-13      13.63600          13.63600
    47          25-May-09      10.44913          10.44913       94          25-Apr-13      12.34850          12.34850


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution                                                     Effective
  Period              Distribution         Available          Available Funds
 (months)                 Date            Funds Cap (%)          Cap (%)
------------          ------------        -------------       ---------------
     95                25-May-13            12.79449              12.79449
     96                25-Jun-13            12.41623              12.41623
     97                25-Jul-13            12.86701              12.86701
     98                25-Aug-13            12.48897              12.48897
     99                25-Sep-13            12.52735              12.52735
    100                25-Oct-13            12.98606              12.98606
    101                25-Nov-13            12.60843              12.60843
    102                25-Dec-13            13.07297              13.07297
    103                25-Jan-14            12.69570              12.69570
    104                25-Feb-14            12.74182              12.74182
    105                25-Mar-14            14.16002              14.16002
    106                25-Apr-14            12.83942              12.83942
    107                25-May-14            13.32077              13.32077
    108                25-Jun-14            12.94473              12.94473
    109                25-Jul-14            13.43385              13.43385
    110                25-Aug-14            13.05847              13.05847
    111                25-Sep-14            13.11877              13.11877
    112                25-Oct-14            13.62088              13.62088
    113                25-Nov-14            13.24676              13.24676
    114                25-Dec-14            13.75854              13.75854
    115                25-Jan-15            13.38547              13.38547
    116                25-Feb-15            13.45919              13.45919
    117                25-Mar-15            14.98631              14.98631
    118                25-Apr-15            13.61612              13.61612
    119                25-May-15            14.18395              14.18395
    120                25-Jun-15            13.81535              13.81535


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                           $606,691,708

Number of Mortgage Loans:                                     2,161

Average Scheduled Principal Balance:                       $280,746

Interest Only Loans:                                          89.50%

Weighted Average Gross Coupon:                                6.284%

Weighted Average Net Coupon: (2)                              6.032%

Weighted Average FICO Score:                                    709

Weighted Average Original LTV Ratio:                          77.79%

Weighted Average Stated Remaining Term (months):                359

Weighted Average Seasoning (months):                              1

Weighted Average Months to Roll:                                 42

Weighted Average Gross Margin:                                 2.51%

Weighted Average Initial Rate Cap:                             4.71%

Weighted Average Periodic Rate Cap:                            1.24%

Weighted Average Gross Maximum Lifetime Rate:                 12.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.

                    Distribution by Current Principal Balance

                                                     Pct. Of     Weighted    Weighted                Weighted    Weighted
                                                     Pool By       Avg.        Avg.        Avg.        Avg.        Avg.
    Current Principal      Number     Principal     Principal     Gross      Current    Principal    Original    Combined
         Balance          Of Loans     Balance       Balance      Coupon       FICO      Balance       LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                 38     $1,475,841        0.24%      6.796%        715      $38,838      76.42%      88.50%
$50,001 - $75,000               69      4,477,674        0.74       6.703         721       64,894      78.03       88.86
$75,001 - $100,000             130     11,597,495        1.91       6.588         714       89,212      77.96       89.10
$100,001 - $125,000            189     21,328,888        3.52       6.570         718      112,851      78.21       89.58
$125,001 - $150,000            178     24,578,610        4.05       6.465         722      138,082      79.04       90.03
$150,001 - $200,000            358     62,653,036       10.33       6.410         715      175,008      78.31       89.32
$200,001 - $250,000            249     55,626,277        9.17       6.394         709      223,399      78.55       88.34
$250,001 - $300,000            187     51,226,665        8.44       6.373         706      273,939      79.00       88.74
$300,001 - $350,000            132     42,737,028        7.04       6.324         708      323,765      78.47       89.46
$350,001 - $400,000            164     62,037,376       10.23       6.156         713      378,277      79.00       88.07
$400,001 - $450,000            116     49,316,996        8.13       6.265         701      425,147      78.80       88.89
$450,001 - $500,000             91     43,328,252        7.14       6.220         708      476,135      78.79       89.22
$500,001 - $550,000             57     29,976,114        4.94       6.016         718      525,897      77.94       89.33
$550,001 - $600,000             63     36,346,463        5.99       6.224         700      576,928      78.54       87.67
$600,001 - $650,000             59     37,660,582        6.21       6.139         705      638,315      76.16       87.42
$650,001 - $700,000             15     10,121,657        1.67       6.031         719      674,777      77.34       82.07
$700,001 - $750,000             16     11,653,273        1.92       6.213         700      728,330      76.95       87.70
$750,001 - $800,000             11      8,507,098        1.40       6.165         698      773,373      76.23       83.98
$800,001 - $850,000              7      5,718,125        0.94       5.945         691      816,875      76.95       84.17
$850,001 - $900,000              3      2,700,000        0.45       6.625         699      900,000      70.00       80.83
$900,001 - $950,000              3      2,777,750        0.46       5.839         681      925,917      71.95       78.60
$950,001 - $1,000,000           12     11,815,673        1.95       6.075         710      984,639      66.90       81.79
$1,000,001 - $1,500,000         12     14,974,586        2.47       6.190         703    1,247,882      70.86       76.46
$1,500,001 & Above               2      4,056,250        0.67       6.499         719    2,028,125      67.14       67.14
--------------------------------------------------------------------------------------------------------------------------
Total:                       2,161   $606,691,708      100.00%      6.284%        709     $280,746      77.79%      87.86%
==========================================================================================================================


                                         Pct.
    Current Principal     Pct. Full     Owner
         Balance             Doc       Occupied
------------------------------------------------
$50,000 & Below               41.24%       9.83%
$50,001 - $75,000             37.82       12.20
$75,001 - $100,000            38.54       22.54
$100,001 - $125,000           34.47       34.51
$125,001 - $150,000           40.33       34.09
$150,001 - $200,000           29.88       43.56
$200,001 - $250,000           21.71       54.52
$250,001 - $300,000           13.83       66.54
$300,001 - $350,000           14.44       66.61
$350,001 - $400,000           42.32       75.06
$400,001 - $450,000           51.09       84.68
$450,001 - $500,000           31.67       84.51
$500,001 - $550,000           34.95       96.52
$550,001 - $600,000           41.50       93.76
$600,001 - $650,000           50.84       86.34
$650,001 - $700,000           46.60      100.00
$700,001 - $750,000           62.41       81.03
$750,001 - $800,000           63.15       72.96
$800,001 - $850,000           57.03       85.54
$850,001 - $900,000          100.00       66.67
$900,001 - $950,000          100.00      100.00
$950,001 - $1,000,000         75.33       74.82
$1,000,001 - $1,500,000       58.25       86.03
$1,500,001 & Above           100.00       57.29
------------------------------------------------
Total:                        37.21%      69.06%
================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                                     Pct. Of                 Weighted                Weighted    Weighted
                                                     Pool By     Weighted      Avg.        Avg.        Avg.        Avg.
                          Number Of   Principal     Principal    Avg. Gross  Current    Principal    Original    Combined
 Current Rate              Loans       Balance       Balance      Coupon       FICO      Balance       LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
 4.51 - 5.00%                   17     $8,818,062        1.45%      4.955%        695     $518,710      75.79%      82.83%
 5.01 - 5.50%                  127     47,654,341        7.85       5.405         712      375,231      77.54       87.38
 5.51 - 6.00%                  579    196,872,001       32.45       5.843         712      340,021      77.08       87.36
 6.01 - 6.50%                  632    163,908,498       27.02       6.325         711      259,349      78.04       87.79
 6.51 - 7.00%                  534    128,627,416       21.20       6.794         705      240,875      78.44       88.65
 7.01 - 7.50%                  221     46,482,020        7.66       7.277         704      210,326      77.89       89.36
 7.51 - 8.00%                   45     12,550,370        2.07       7.717         702      278,897      79.18       87.92
 8.01 - 8.50%                    5      1,225,500        0.20       8.307         695      245,100      89.68       89.68
 8.51 - 9.00%                    1        553,500        0.09       8.750         666      553,500      90.00       90.00
--------------------------------------------------------------------------------------------------------------------------
 Total:                      2,161   $606,691,708      100.00%      6.284%        709     $280,746      77.79%      87.86%
==========================================================================================================================



                                         Pct.
                          Pct. Full     Owner
 Current Rate                Doc       Occupied
------------------------------------------------
 4.51 - 5.00%                 79.44%      85.52%
 5.01 - 5.50%                 57.56       88.06
 5.51 - 6.00%                 44.63       87.04
 6.01 - 6.50%                 34.09       68.81
 6.51 - 7.00%                 28.43       52.54
 7.01 - 7.50%                 17.59       28.90
 7.51 - 8.00%                 22.54       22.38
 8.01 - 8.50%                  0.00       76.76
 8.51 - 9.00%                  0.00      100.00
------------------------------------------------
 Total:                       37.21%      69.06%
================================================


                              Distribution by FICO

                                                     Pct. Of                 Weighted                Weighted    Weighted
                                                     Pool By     Weighted      Avg.        Avg.        Avg.        Avg.
                          Number Of   Principal     Principal    Avg. Gross  Current    Principal    Original    Combined
     Fico                  Loans       Balance       Balance      Coupon       FICO      Balance       LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
 800 - 819                      30     $9,052,158        1.49%      6.250%        806     $301,739      78.80%      88.77%
 780 - 799                     116     24,666,697        4.07       6.214         788      212,644      79.20       90.45
 760 - 779                     188     51,663,311        8.52       6.253         770      274,805      77.87       89.25
 740 - 759                     226     61,597,010       10.15       6.263         750      272,553      77.80       89.05
 720 - 739                     291     75,207,278       12.40       6.192         728      258,444      78.76       89.89
 700 - 719                     414    117,122,612       19.31       6.289         709      282,905      78.17       90.19
 680 - 699                     388    110,558,016       18.22       6.287         689      284,943      78.04       87.56
 660 - 679                     282     82,780,619       13.64       6.436         670      293,548      76.96       85.85
 640 - 659                     180     58,448,932        9.63       6.294         650      324,716      75.89       82.19
 620 - 639                      45     14,945,074        2.46       6.180         633      332,113      77.34       81.23
 NA                              1        650,000        0.11       5.375          NA      650,000      64.20       64.20
--------------------------------------------------------------------------------------------------------------------------
 Total:                      2,161   $606,691,708      100.00%      6.284%        709     $280,746      77.79%      87.86%
==========================================================================================================================



                                         Pct.
                          Pct. Full     Owner
     Fico                    Doc       Occupied
------------------------------------------------
 800 - 819                    37.93%      75.78%
 780 - 799                    42.82       46.65
 760 - 779                    39.36       65.21
 740 - 759                    46.78       56.83
 720 - 739                    29.39       64.95
 700 - 719                    37.26       67.49
 680 - 699                    33.98       69.53
 660 - 679                    28.14       76.76
 640 - 659                    45.01       83.99
 620 - 639                    60.41       92.81
 NA                          100.00      100.00
------------------------------------------------
 Total:                       37.21%      69.06%
================================================


                          Distribution by Original LTV

                                                     Pct. Of                 Weighted                Weighted    Weighted
                                                     Pool By     Weighted      Avg.        Avg.        Avg.        Avg.
                          Number Of   Principal     Principal    Avg. Gross  Current    Principal    Original    Combined
   Original LTV            Loans       Balance       Balance      Coupon       FICO      Balance       LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
 40.00% & Below                 11     $1,723,705        0.28%      6.028%        690     $156,700      35.45%      37.88%
 40.01 - 50.00%                  7      1,742,340        0.29       6.675         722      248,906      43.62       66.50
 50.01 - 60.00%                 38     14,240,397        2.35       6.284         701      374,747      56.71       66.36
 60.01 - 70.00%                120     48,528,705        8.00       6.228         700      404,406      67.17       74.91
 70.01 - 80.00%              1,907    522,968,508       86.20       6.273         710      274,236      79.16       89.77
 80.01 - 85.00%                  3        582,725        0.10       6.540         665      194,242      85.00       85.00
 85.01 - 90.00%                 55     11,877,873        1.96       6.833         705      215,961      89.81       89.81
 90.01 - 95.00%                 19      4,872,627        0.80       6.633         703      256,454      94.88       94.88
 95.01 - 100.00%                 1        154,828        0.03       6.625         710      154,828      95.83       95.83
--------------------------------------------------------------------------------------------------------------------------
 Total:                      2,161   $606,691,708      100.00%      6.284%        709     $280,746      77.79%      87.86%
==========================================================================================================================



                                         Pct.
                          Pct. Full     Owner
   Original LTV              Doc       Occupied
------------------------------------------------
 40.00% & Below                0.58%      64.22%
 40.01 - 50.00%               57.93       35.76
 50.01 - 60.00%               53.41       72.85
 60.01 - 70.00%               49.10       70.33
 70.01 - 80.00%               36.12       68.78
 80.01 - 85.00%               16.03       72.01
 85.01 - 90.00%               30.06       65.06
 90.01 - 95.00%               15.18      100.00
 95.01 - 100.00%               0.00        0.00
------------------------------------------------
 Total:                       37.21%      69.06%
================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Document Type

                                                     Pct. Of                 Weighted                Weighted    Weighted
                                                     Pool By     Weighted      Avg.        Avg.        Avg.        Avg.
                          Number Of   Principal     Principal    Avg. Gross  Current    Principal    Original    Combined
        Document Type     Of Loans     Balance       Balance      Coupon       FICO      Balance       LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
 Full/Alt Doc                  722   $225,747,293       37.21%      6.104%        710     $312,669      77.09%      87.01%
 NO DOC/NINA/NO RATIO           76     19,894,446        3.28       6.746         715      261,769      77.78       80.57
 Stated Doc                  1,363    361,049,969       59.51       6.371         708      264,894      78.23       88.79
--------------------------------------------------------------------------------------------------------------------------
 Total:                      2,161   $606,691,708      100.00%      6.284%        709     $280,746      77.79%      87.86%
==========================================================================================================================



                                         Pct.
                          Pct. Full     Owner
        Document Type        Doc       Occupied
------------------------------------------------
 Full/Alt Doc                100.00%      66.83%
 NO DOC/NINA/NO RATIO          0.00       97.39
 Stated Doc                    0.00       68.89
------------------------------------------------
 Total:                       37.21%      69.06%
================================================


                          Distribution by Loan Purpose


                                                     Pct. Of                 Weighted                Weighted    Weighted
                                                     Pool By     Weighted      Avg.        Avg.        Avg.        Avg.
                          Number Of   Principal     Principal    Avg. Gross  Current    Principal    Original    Combined
   Loan Purpose            Loans       Balance       Balance      Coupon       FICO      Balance       LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
 Cashout Refi                  399   $127,116,816       20.95%      6.253%        692     $318,589      75.40%      79.70%
 Purchase                    1,493    411,802,729       67.88       6.297         718      275,822      78.95       90.56
 Rate/Term Refi                269     67,772,163       11.17       6.266         686      251,941      75.19       86.76
--------------------------------------------------------------------------------------------------------------------------
 Total:                      2,161   $606,691,708      100.00%      6.284%        709     $280,746      77.79%      87.86%
==========================================================================================================================



                                         Pct.
                          Pct. Full     Owner
   Loan Purpose              Doc       Occupied
------------------------------------------------
 Cashout Refi                 35.63%      82.49%
 Purchase                     38.73       62.77
 Rate/Term Refi               30.90       82.09
------------------------------------------------
 Total:                       37.21%      69.06%
================================================


                        Distribution by Occupancy Status


                                                     Pct. Of                 Weighted                Weighted    Weighted
                                                     Pool By     Weighted      Avg.        Avg.        Avg.        Avg.
                          Number Of   Principal     Principal    Avg. Gross  Current    Principal    Original    Combined
 Occupancy Status          Loans       Balance       Balance      Coupon       FICO      Balance       LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
 Non Owner                     903   $167,736,280       27.65%      6.682%        720     $185,754      78.22%      87.36%
 Owner Occupied              1,196    418,976,498       69.06       6.129         704      350,315      77.70       88.31
 Second Home                    62     19,978,930        3.29       6.182         715      322,241      76.00       82.55
--------------------------------------------------------------------------------------------------------------------------
 Total:                      2,161   $606,691,708      100.00%      6.284%        709     $280,746      77.79%      87.86%
==========================================================================================================================



                                         Pct.
                          Pct. Full     Owner
 Occupancy Status            Doc       Occupied
------------------------------------------------
 Non Owner                    38.34%       0.00%
 Owner Occupied               36.01      100.00
 Second Home                  52.87        0.00
------------------------------------------------
 Total:                       37.21%      69.06%
================================================

                          Distribution by Property Type

                                                     Pct. Of                 Weighted                Weighted    Weighted
                                                     Pool By     Weighted      Avg.        Avg.        Avg.        Avg.
                          Number Of   Principal     Principal    Avg. Gross  Current    Principal    Original    Combined
 Property Type             Loans       Balance       Balance      Coupon       FICO      Balance       LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
 2-4 Family                    214    $62,628,485       10.32%      6.788%        712     $292,656      79.22%      87.65%
 Condo                         288     68,574,826       11.30       6.264         714      238,107      78.99       89.09
 Co-op                           1        180,000        0.03       6.875         658      180,000      80.00       80.00
 Pud                           522    142,337,679       23.46       6.207         711      272,678      78.43       89.12
 Single Family               1,136    332,970,718       54.88       6.226         707      293,108      77.00       87.11
--------------------------------------------------------------------------------------------------------------------------
 Total:                      2,161   $606,691,708      100.00%      6.284%        709     $280,746      77.79%      87.86%
==========================================================================================================================


                                         Pct.
                          Pct. Full     Owner
 Property Type               Doc       Occupied
------------------------------------------------
 2-4 Family                   21.64%      46.21%
 Condo                        38.26       63.56
 Co-op                         0.00      100.00
 Pud                          44.16       65.28
 Single Family                36.97       76.09
------------------------------------------------
 Total:                       37.21%      69.06%
================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State


                                                     Pct. Of                 Weighted                Weighted    Weighted
                                                     Pool By     Weighted      Avg.        Avg.        Avg.        Avg.
                          Number Of   Principal     Principal    Avg. Gross  Current    Principal    Original    Combined
      State                Loans       Balance       Balance      Coupon       FICO      Balance       LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
 CA - Southern                 313   $134,968,552       22.25%      6.129%        707     $431,209      76.89%      86.95%
 CA - Northern                 268    114,762,752       18.92       6.135         712      428,219      77.66       89.04
 FL                            181     41,320,376        6.81       6.460         712      228,289      78.75       88.15
 AZ                            158     29,347,907        4.84       6.294         719      185,746      79.54       90.38
 NV                            112     28,649,843        4.72       6.108         708      255,802      78.63       87.28
 IL                            108     25,910,006        4.27       6.368         699      239,907      78.06       87.33
 VA                             93     25,247,058        4.16       6.282         705      271,474      77.90       86.98
 NY                             65     23,602,721        3.89       6.743         702      363,119      79.15       87.30
 WA                             81     20,834,215        3.43       6.356         703      257,213      77.28       87.13
 MD                             73     20,662,725        3.41       6.324         699      283,051      76.63       88.30
 Other                         709    141,385,553       23.30       6.427         711      199,415      77.89       87.66
--------------------------------------------------------------------------------------------------------------------------
 Total:                      2,161   $606,691,708      100.00%      6.284%        709     $280,746      77.79%      87.86%
==========================================================================================================================



                                         Pct.
                          Pct. Full     Owner
      State                  Doc       Occupied
------------------------------------------------
 CA - Southern                46.77%      79.66%
 CA - Northern                36.36       84.78
 FL                           43.60       40.28
 AZ                           47.13       38.24
 NV                           29.66       56.40
 IL                           30.67       79.43
 VA                           35.41       74.47
 NY                           10.79       74.50
 WA                           31.51       72.86
 MD                           26.67       79.37
 Other                        34.69       57.71
------------------------------------------------
 Total:                       37.21%      69.06%
================================================


                            Distribution by Zip Code



                                                     Pct. Of                 Weighted                Weighted    Weighted
                                                     Pool By     Weighted      Avg.        Avg.        Avg.        Avg.
                          Number Of   Principal     Principal    Avg. Gross  Current    Principal    Original    Combined
   Zip Code                Loans       Balance       Balance      Coupon       FICO      Balance       LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
 92660                           3     $3,266,875        0.54%      6.032%        708   $1,088,958      71.25%      86.20%
 95030                           2      3,242,500        0.53       5.806         757    1,621,250      67.83       72.08
 90266                           3      2,915,000        0.48       5.735         743      971,667      68.45       71.93
 94538                           8      2,788,600        0.46       6.224         690      348,575      76.80       85.04
 33160                           5      2,545,370        0.42       6.134         714      509,074      79.50       85.57
 91913                           4      2,468,648        0.41       5.872         722      617,162      79.76       90.95
 89139                           8      2,455,585        0.40       6.075         705      306,948      79.49       90.17
 94112                           5      2,413,800        0.40       6.405         753      482,760      74.85       93.33
 60614                           4      2,277,800        0.38       5.673         688      569,450      71.96       78.12
 92656                           4      2,205,200        0.36       6.279         732      551,300      79.93       95.60
 Other                       2,115    580,112,330       95.62       6.296         708      274,285      77.94       88.02
--------------------------------------------------------------------------------------------------------------------------
 Total:                      2,161   $606,691,708      100.00%      6.284%        709     $280,746      77.79%      87.86%
==========================================================================================================================



                                         Pct.
                          Pct. Full     Owner
   Zip Code                  Doc       Occupied
------------------------------------------------
 92660                        74.69%      74.69%
 95030                       100.00      100.00
 90266                        76.67       74.79
 94538                        15.92       81.79
 33160                        67.10       78.32
 91913                        49.85      100.00
 89139                        17.23       68.98
 94112                        16.57       65.23
 60614                       100.00       91.97
 92656                        41.54      100.00
 Other                        36.27       68.40
------------------------------------------------
 Total:                       37.21%      69.06%
================================================


                  Distribution by Remaining Months to Maturity



                                                     Pct. Of                   Weighted                Weighted    Weighted
   Remaining                                         Pool By      Weighted       Avg.        Avg.        Avg.        Avg.
   Months To              Number Of   Principal     Principal    Avg. Gross    Current    Principal    Original    Combined
   Maturity                Loans       Balance       Balance       Coupon        FICO      Balance       LTV         LTV
----------------------------------------------------------------------------------------------------------------------------
 301 - 360                   2,161   $606,691,708      100.00%        6.284%        709     $280,746      77.79%      87.86%
----------------------------------------------------------------------------------------------------------------------------
 Total:                      2,161   $606,691,708      100.00%        6.284%        709     $280,746      77.79%      87.86%
============================================================================================================================



   Remaining                             Pct.
   Months To              Pct. Full     Owner
   Maturity                  Doc       Occupied
------------------------------------------------
 301 - 360                    37.21%      69.06%
------------------------------------------------
 Total:                       37.21%      69.06%
================================================


                        Distribution by Amortization Type



                                                     Pct. Of                   Weighted              Weighted    Weighted
                                                     Pool By      Weighted       Avg.       Avg.       Avg.        Avg.
  Amortization            Number Of   Principal     Principal    Avg. Gross    Current    Principal  Original    Combined
      Type                 Loans       Balance       Balance       Coupon        FICO     Balance      LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
 10 YEAR ARM                     9     $2,708,540        0.45%        6.972%        741   $300,949      78.22%      87.71%
 2 YEAR ARM                     58     17,026,940        2.81         6.072         715    293,568      78.09       89.63
 3 YEAR ARM                  1,571    418,499,230       68.98         6.326         708    266,390      78.17       88.70
 5 YEAR ARM                    517    167,338,798       27.58         6.186         709    323,673      76.81       85.56
 7 YEAR ARM                      6      1,118,200        0.18         6.769         704    186,367      74.61       89.17
--------------------------------------------------------------------------------------------------------------------------
 Total:                      2,161   $606,691,708      100.00%        6.284%        709   $280,746      77.79%      87.86%
==========================================================================================================================



                                         Pct.
  Amortization            Pct. Full     Owner
      Type                   Doc       Occupied
------------------------------------------------
 10 YEAR ARM                  25.67%      66.50%
 2 YEAR ARM                    7.66       79.60
 3 YEAR ARM                   26.02       65.72
 5 YEAR ARM                   68.25       76.36
 7 YEAR ARM                   56.91       71.29
------------------------------------------------
 Total:                       37.21%      69.06%
================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Distribution by Prepayment Term Months


                                                     Pct. Of                   Weighted              Weighted    Weighted
                                                     Pool By      Weighted       Avg.       Avg.       Avg.        Avg.
  Prepayment              Number Of   Principal     Principal    Avg. Gross    Current    Principal  Original    Combined
  Term Months              Loans       Balance       Balance       Coupon        FICO     Balance      LTV         LTV
--------------------------------------------------------------------------------------------------------------------------
 0                           1,452   $452,753,015       74.63%        6.278%        709   $311,813      77.50%      87.47%
 12                             37     16,210,277        2.67         6.234         710    438,116      78.78       89.80
 24                              1         24,182        0.00         7.375         678     24,182      63.68       90.00
 30                              5      1,043,650        0.17         6.370         708    208,730      79.98       93.49
 36                            635    128,209,904       21.13         6.317         708    201,905      78.81       89.17
 42                             17      3,506,612        0.58         6.558         720    206,271      79.79       89.60
 60                             14      4,944,068        0.81         5.923         700    353,148      72.70       80.47
--------------------------------------------------------------------------------------------------------------------------
 Total:                      2,161   $606,691,708      100.00%        6.284%        709   $280,746      77.79%      87.86%
==========================================================================================================================



                                         Pct.
  Prepayment              Pct. Full     Owner
  Term Months                Doc       Occupied
------------------------------------------------
 0                            39.10%      73.64%
 12                           53.65       73.63
 24                            0.00        0.00
 30                            9.97       70.11
 36                           27.94       53.93
 42                           17.99       27.29
 60                           70.21       57.07
------------------------------------------------
 Total:                       37.21%      69.06%
================================================


                          Distribution by Periodic Cap

                                                      Pct. Of                   Weighted                Weighted    Weighted
                                                      Pool By      Weighted       Avg.        Avg.        Avg.        Avg.
                          Number Of    Principal     Principal    Avg. Gross    Current    Principal    Original    Combined
 Periodic Cap               Loans       Balance       Balance       Coupon        FICO      Balance       LTV         LTV
-----------------------------------------------------------------------------------------------------------------------------
 1.00 - 1.49%                 1,894   $460,012,984       75.82%        6.375%        710     $242,879      78.54%      89.24%
 2.00 - 2.49%                   267    146,678,724       24.18         6.000         704      549,359      75.43       83.53
-----------------------------------------------------------------------------------------------------------------------------
 Total:                       2,161   $606,691,708      100.00%        6.284%        709     $280,746      77.79%      87.86%
=============================================================================================================================



                                         Pct.
                          Pct. Full     Owner
 Periodic Cap                Doc       Occupied
------------------------------------------------
 1.00 - 1.49%                 19.99%      63.43%
 2.00 - 2.49%                 91.22       86.71
------------------------------------------------
 Total:                       37.21%      69.06%
================================================

                      Distribution by Months to Rate Reset



                                                      Pct. Of                   Weighted              Weighted    Weighted
                                                      Pool By      Weighted       Avg.       Avg.       Avg.        Avg.
   Months To              Number Of    Principal     Principal    Avg. Gross    Current    Principal  Original    Combined
  Rate Reset                Loans       Balance       Balance       Coupon        FICO     Balance      LTV         LTV
---------------------------------------------------------------------------------------------------------------------------
 21 - 30                         65    $19,683,862        3.24%        6.047%        713   $302,829      77.37%      88.46%
 31 - 40                      1,564    415,842,307       68.54         6.329         709    265,884      78.21       88.75
 51 - 60                        517    167,338,798       27.58         6.186         709    323,673      76.81       85.56
 81 - 90                          6      1,118,200        0.18         6.769         704    186,367      74.61       89.17
 111 - 120                        9      2,708,540        0.45         6.972         741    300,949      78.22       87.71
---------------------------------------------------------------------------------------------------------------------------
 Total:                       2,161   $606,691,708      100.00%        6.284%        709   $280,746      77.79%      87.86%
===========================================================================================================================



                                         Pct.
   Months To              Pct. Full     Owner
  Rate Reset                 Doc       Occupied
------------------------------------------------
 21 - 30                       7.91%      78.18%
 31 - 40                      26.13       65.70
 51 - 60                      68.25       76.36
 81 - 90                      56.91       71.29
 111 - 120                    25.67       66.50
------------------------------------------------
 Total:                       37.21%      69.06%
================================================

                      Distribution by Maximum Lifetime Rate


                                                      Pct. Of                   Weighted              Weighted    Weighted
                                                      Pool By      Weighted       Avg.       Avg.       Avg.        Avg.
     Maximum              Number Of    Principal     Principal    Avg. Gross    Current    Principal  Original    Combined
  Lifetime Rate             Loans       Balance       Balance       Coupon        FICO     Balance      LTV         LTV
---------------------------------------------------------------------------------------------------------------------------
 9.50 - 9.99%                     3     $1,531,128        0.25%        4.830%        696   $510,376      74.51%      82.31%
 10.00 - 10.49%                  14      7,452,984        1.23         5.239         694    532,356      75.04       82.02
 10.50 - 10.99%                 136     59,527,655        9.81         5.738         704    437,703      76.52       84.95
 11.00 - 11.49%                 188     69,249,901       11.41         5.837         713    368,351      76.62       85.70
 11.50 - 11.99%                 532    153,661,317       25.33         6.000         715    288,837      77.82       88.71
 12.00 - 12.49%                 535    130,516,468       21.51         6.276         713    243,956      78.21       88.75
 12.50 - 12.99%                 482    118,313,321       19.50         6.711         704    245,463      78.47       88.62
 13.00 - 13.49%                 210     48,393,165        7.98         7.163         701    230,444      77.95       88.01
 13.50 - 13.99%                  57     17,248,436        2.84         7.646         698    302,604      79.16       89.40
 14.00 - 14.49%                   3        621,833        0.10         8.275         688    207,278      92.19       92.19
 14.50 - 14.99%                   1        175,500        0.03         8.500         714    175,500      90.00       90.00
---------------------------------------------------------------------------------------------------------------------------
 Total:                       2,161   $606,691,708      100.00%        6.284%        709   $280,746      77.79%      87.86%
===========================================================================================================================



                                         Pct.
     Maximum              Pct. Full     Owner
  Lifetime Rate              Doc       Occupied
------------------------------------------------
 9.50 - 9.99%                100.00%     100.00%
 10.00 - 10.49%               94.97       84.60
 10.50 - 10.99%               86.77       89.07
 11.00 - 11.49%               65.18       88.41
 11.50 - 11.99%               29.86       78.98
 12.00 - 12.49%               28.23       65.14
 12.50 - 12.99%               20.96       58.49
 13.00 - 13.49%               21.34       30.93
 13.50 - 13.99%               14.51       32.13
 14.00 - 14.49%                0.00      100.00
 14.50 - 14.99%                0.00      100.00
------------------------------------------------
 Total:                       37.21%      69.06%
================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Minimum Lifetime Rate


                                                      Pct. Of                   Weighted              Weighted    Weighted
                                                      Pool By      Weighted       Avg.       Avg.       Avg.        Avg.
     Minimum              Number Of    Principal     Principal    Avg. Gross    Current    Principal  Original    Combined
  Lifetime Rate             Loans       Balance       Balance       Coupon        FICO     Balance      LTV         LTV
---------------------------------------------------------------------------------------------------------------------------
 1.99% & Below                    1       $143,041        0.02%        5.875%        763   $143,041      80.00%      80.00%
 2.00 - 2.49%                   706    282,514,535       46.57         5.978         713    400,162      76.95       88.05
 2.50 - 2.99%                 1,446    321,095,676       52.93         6.548         706    222,058      78.46       87.71
 3.00 - 3.49%                     7      2,384,955        0.39         6.508         702    340,708      83.54       84.57
 3.50 - 3.99%                     1        553,500        0.09         8.750         666    553,500      90.00       90.00
---------------------------------------------------------------------------------------------------------------------------
 Total:                       2,161   $606,691,708      100.00%        6.284%        709   $280,746      77.79%      87.86%
===========================================================================================================================



                                         Pct.
     Minimum              Pct. Full     Owner
  Lifetime Rate              Doc       Occupied
------------------------------------------------
 1.99% & Below                 0.00%       0.00%
 2.00 - 2.49%                 56.29       92.29
 2.50 - 2.99%                 20.23       48.46
 3.00 - 3.49%                 73.86       88.06
 3.50 - 3.99%                  0.00      100.00
------------------------------------------------
 Total:                       37.21%      69.06%
================================================

                             Distribution by Margin



                                                      Pct. Of                   Weighted              Weighted    Weighted
                                                      Pool By      Weighted       Avg.       Avg.       Avg.        Avg.
                          Number Of    Principal     Principal    Avg. Gross    Current    Principal  Original    Combined
    Margin                  Loans       Balance       Balance       Coupon        FICO     Balance      LTV         LTV
---------------------------------------------------------------------------------------------------------------------------
 2.00 - 2.49%                   707   $282,792,935       46.61%        5.978%        713   $399,990      76.96%      88.06%
 2.50 - 2.99%                 1,449    321,583,667       53.01         6.549         706    221,935      78.44       87.67
 3.00 - 3.49%                     4      1,761,605        0.29         6.298         698    440,401      88.31       88.31
 3.50 - 3.99%                     1        553,500        0.09         8.750         666    553,500      90.00       90.00
---------------------------------------------------------------------------------------------------------------------------
 Total:                       2,161   $606,691,708      100.00%        6.284%        709   $280,746      77.79%      87.86%
===========================================================================================================================



                                         Pct.
                          Pct. Full     Owner
    Margin                   Doc       Occupied
------------------------------------------------
 2.00 - 2.49%                 56.23%      92.29%
 2.50 - 2.99%                 20.20       48.40
 3.00 - 3.49%                100.00      100.00
 3.50 - 3.99%                  0.00      100.00
------------------------------------------------
 Total:                       37.21%      69.06%
================================================

                      Distribution by First Adjustment Cap



                                                      Pct. Of                   Weighted              Weighted    Weighted
     First                                            Pool By      Weighted       Avg.       Avg.       Avg.        Avg.
  Adjustment              Number Of    Principal     Principal    Avg. Gross    Current    Principal  Original    Combined
      Cap                   Loans       Balance       Balance       Coupon        FICO     Balance      LTV         LTV
---------------------------------------------------------------------------------------------------------------------------
 1.51 - 2.00%                    88    $46,929,789        7.74%        6.143%        703   $533,293      74.80%      82.22%
 2.51 - 3.00%                    58     17,026,940        2.81         6.072         715    293,568      78.09       89.63
 4.51 - 5.00%                 2,015    542,734,979       89.46         6.303         709    269,347      78.04       88.29
---------------------------------------------------------------------------------------------------------------------------
 Total:                       2,161   $606,691,708      100.00%        6.284%        709   $280,746      77.79%      87.86%
===========================================================================================================================



     First                               Pct.
  Adjustment              Pct. Full     Owner
      Cap                    Doc       Occupied
------------------------------------------------
 1.51 - 2.00%                 84.90%      79.88%
 2.51 - 3.00%                  7.66       79.60
 4.51 - 5.00%                 34.01       67.79
------------------------------------------------
 Total:                       37.21%      69.06%
================================================

                      Distribution by Periodic Lifetime Cap



                                                      Pct. Of                   Weighted              Weighted    Weighted
                                                      Pool By      Weighted       Avg.       Avg.       Avg.        Avg.
   Periodic               Number Of    Principal     Principal    Avg. Gross    Current    Principal  Original    Combined
 Lifetime Cap               Loans       Balance       Balance       Coupon        FICO     Balance      LTV         LTV
---------------------------------------------------------------------------------------------------------------------------
 4.51 - 5.00%                   538   $172,379,249       28.41%        6.205%        710   $320,408      76.86%      85.65%
 5.51 - 6.00%                 1,621    434,045,509       71.54         6.316         709    267,764      78.16       88.74
 6.01 - 6.50%                     1        126,950        0.02         5.875         747    126,950      79.99       79.99
 6.51 - 7.00%                     1        140,000        0.02         6.000         693    140,000      80.00       90.00
---------------------------------------------------------------------------------------------------------------------------
 Total:                       2,161   $606,691,708      100.00%        6.284%        709   $280,746      77.79%      87.86%
===========================================================================================================================



                                         Pct.
   Periodic               Pct. Full     Owner
 Lifetime Cap                Doc       Occupied
------------------------------------------------
 4.51 - 5.00%                 67.39%      75.76%
 5.51 - 6.00%                 25.25       66.44
 6.01 - 6.50%                  0.00        0.00
 6.51 - 7.00%                  0.00        0.00
------------------------------------------------
 Total:                       37.21%      69.06%
================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Interest Only Loans


                                                      Pct. Of                   Weighted                Weighted    Weighted
 Distribution                                         Pool By      Weighted       Avg.        Avg.        Avg.        Avg.
  by Interest             Number Of    Principal     Principal    Avg. Gross    Current    Principal    Original    Combined
  Only Loans                Loans       Balance       Balance       Coupon        FICO      Balance       LTV         LTV
-----------------------------------------------------------------------------------------------------------------------------
 N                              267    $63,731,411       10.50%        6.305%        700     $238,694      76.95%      83.22%
 Y                            1,894    542,960,297       89.50         6.282         710      286,674      77.89       88.40
-----------------------------------------------------------------------------------------------------------------------------
 Total:                       2,161   $606,691,708      100.00%        6.284%        709     $280,746      77.79%      87.86%
=============================================================================================================================



 Distribution
  by Interest             Pct. Full    Pct. Owner
  Only Loans                 Doc        Occupied
--------------------------------------------------
 N                            34.39%        66.70%
 Y                            37.54         69.34
--------------------------------------------------
 Total:                       37.21%        69.06%
==================================================


                       Distribution by Interest Only Term



                                                      Pct. Of                   Weighted              Weighted    Weighted
 Distribution                                         Pool By      Weighted       Avg.       Avg.       Avg.        Avg.
  by Interest             Number Of    Principal     Principal    Avg. Gross    Current    Principal  Original    Combined
   Only Term                Loans       Balance       Balance       Coupon        FICO     Balance      LTV         LTV
---------------------------------------------------------------------------------------------------------------------------
 0                              267    $63,731,411       10.50%        6.305%        700   $238,694      76.95%      83.22%
 36                             196     71,589,111       11.80         6.080         707    365,251      76.70       86.01
 60                             205     97,529,772       16.08         5.995         708    475,755      76.59       85.47
 120                          1,493    373,841,414       61.62         6.395         711    250,396      78.45       89.62
---------------------------------------------------------------------------------------------------------------------------
 Total:                       2,161   $606,691,708      100.00%        6.284%        709   $280,746      77.79%      87.86%
===========================================================================================================================



 Distribution                             Pct.
  by Interest             Pct. Full      Owner
   Only Term                 Doc        Occupied
--------------------------------------------------
 0                            34.39%        66.70%
 36                           58.18         68.02
 60                           89.42         85.77
 120                          20.05         65.30
--------------------------------------------------
 Total:                       37.21%        69.06%
==================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A

This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all the LIBOR Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $593,851,000, a term of 46 months beginning on the first Distribution Date and a strike rate as detailed in the table below with an upper collar of 10%. The Interest Rate Corridor notional amount will be the lesser of (i) the notional amount as detailed in the amortization schedule table below and (ii) the aggregate certificate principal balance of the Offered Certificates for such Distribution Date.

The Interest Rate Corridor Notional Amount Amortization Schedule
----------------------------------------------------------------


     Distribution Period                                                                        Interest Rate Corridor
          (months)                   Distribution Date               Strike Rate (%)             Notional Amount ($)
     -------------------             -----------------               ---------------            ----------------------
              1                          25-Jul-05                       7.02959                    593,851,000.00
              2                          25-Aug-05                       5.89753                    576,122,894.02
              3                          25-Sep-05                       5.89937                    558,910,902.13
              4                          25-Oct-05                       6.09798                    542,204,355.88
              5                          25-Nov-05                       5.90323                    525,988,419.55
              6                          25-Dec-05                       6.10209                    510,248,692.68
              7                          25-Jan-06                       5.90734                    494,971,197.33
              8                          25-Feb-06                       5.90949                    480,142,365.71
              9                          25-Mar-06                       6.54511                    465,749,028.09
              10                         25-Apr-06                       5.91400                    451,778,401.18
              11                         25-May-06                       6.11357                    438,218,076.75
              12                         25-Jun-06                       5.91879                    425,056,010.67
              13                         25-Jul-06                       6.11868                    412,280,512.22
              14                         25-Aug-06                       5.92390                    399,880,233.69
              15                         25-Sep-06                       5.92658                    387,844,160.36
              16                         25-Oct-06                       6.12698                    376,161,600.71
              17                         25-Nov-06                       5.93219                    364,822,176.96
              18                         25-Dec-06                       6.13296                    353,815,815.83
              19                         25-Jan-07                       5.93816                    343,132,739.64
              20                         25-Feb-07                       5.94129                    332,763,457.65
              21                         25-Mar-07                       6.58143                    322,698,757.59
              22                         25-Apr-07                       5.94785                    312,929,697.55
              23                         25-May-07                       6.15011                    303,447,598.00
              24                         25-Jun-07                       6.03904                    294,244,034.14
              25                         25-Jul-07                       6.24423                    285,311,156.53
              26                         25-Aug-07                       6.04668                    276,640,680.88
              27                         25-Sep-07                       6.05068                    268,224,903.30
              28                         25-Oct-07                       6.25664                    260,056,346.01
              29                         25-Nov-07                       6.05923                    252,127,750.64
              30                         25-Dec-07                       6.29481                    244,432,071.88
              31                         25-Jan-08                       6.09634                    236,962,538.09
              32                         25-Feb-08                       6.25977                    229,712,440.77
              33                         25-Mar-08                       6.76674                    222,671,573.79
              34                         25-Apr-08                       6.36748                    215,836,330.63
              35                         25-May-08                       9.67685                    209,201,311.98
              36                         25-Jun-08                       9.41499                    202,758,390.14
              37                         25-Jul-08                       9.73969                    196,504,132.37
              38                         25-Aug-08                       9.34737                    193,686,763.91
              39                         25-Sep-08                       9.35993                    187,984,014.84
              40                         25-Oct-08                       9.67834                    182,449,159.89
              41                         25-Nov-08                       9.92832                    177,077,154.29
              42                         25-Dec-08                      10.28843                         0.00
              43                         25-Jan-09                       9.95935                    166,803,955.02
              44                         25-Feb-09                       9.96231                    161,892,793.50


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     Distribution Period                                                                        Interest Rate Corridor
          (months)                   Distribution Date               Strike Rate (%)             Notional Amount ($)
     -------------------             -----------------               ---------------            ----------------------
              45                         25-Mar-09                      11.03302                         0.00
              46                         25-Apr-09                       9.96838                    152,499,455.85


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.